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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 24, 2000


                               EMCORE CORPORATION


               (Exact name of registrant as specified in charter)




        New Jersey                   0-22175                  22-2746503
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     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation




394 Elizabeth Avenue, Somerset, New Jersey                              08873
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(Address of principal offices)                                        (Zip Code)



Registrant's telephone number including area code     (732) 271-9090



(Former name or former address, if changed since last report) NOT APPLICABLE


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Item 7. EXHIBITS

         Form of Underwriting Agreement















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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By:  /s/ Thomas G. Werthan
                                            -----------------------------------
                                            Thomas G. Werthan
                                            Chief Financial Officer

Dated:  February 25, 2000




























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                               Index to Exhibits



(1) Form of Underwriting Agreement by and between the Company and Prudential Securities Incorporated, SoundView Technology Group and Roth Capital Partners Incorporated.